Exhibit 99.1

Contact:	Chris Tunnard
Ulticom Inc.
1020 Briggs Rd.
Mount Laurel, NJ 08054
856-787-2972

ULTICOM ANNOUNCES SPECIAL CASH DIVIDEND;

PROVIDES UPDATE ON FINANCIAL STATEMENT COMPLETION

Mount Laurel, NJ, April 2, 2009 – Ulticom, Inc. (“Ulticom” or the “Company”; Pink Sheets: ULCM.PK) today announced that its Board of Directors (the “Board”) declared a special cash dividend (the “Special Dividend”) of $4.58 per share, payable on April 20, 2009 to the Company’s shareholders of record as of the close of business on April 13, 2009. In connection with the Special Dividend, the Company further announced that, as contemplated by its equity compensation plans and recommended by the Compensation Committee of the Board, the Board approved a decrease in exercise price of all unexercised stock options that have been previously awarded to officers, employees and directors of the Company after the Special Dividend is paid. Holders of restricted stock and deferred stock units (“DSU’s”) will be eligible to receive the Special Dividend.

The Company’s cash, cash equivalents and short-term investments as of February 28, 2009 were approximately $281,000,000. The Company has no debt outstanding. The Company had 43,623,105 shares of common stock outstanding as of the close of business on February 28, 2009 including grants of DSU’s. After giving effect to the Special Dividend, the Company will have cash, cash equivalents and short-term investments of approximately $81,000,000 and no debt.

This Special Dividend represents only a portion of the Company’s cash reserves. The Board believes the Special Dividend provides immediate benefit to the Company’s shareholders while leaving the Company sufficient capital for meeting operational needs, paying liabilities and funding strategic initiatives. The Board of Directors engaged a nationally recognized financial advisor to assist the Company in determining the extent of the Special Dividend.

The Special Dividend will be taxed as a dividend to the extent of the Company’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), then as a return of basis and capital gain. Shareholders are encouraged to consult with their tax advisor regarding the appropriate tax treatment of the Special Dividend.

Financial Statement Restatements

The Company is currently in the process of preparing its financial statements, including the restatement of previously reported financial information, in order to become current in its filings with the Securities and Exchange Commission. The Company expects to file its periodic reports covering the fiscal years 2005, 2006, 2007 and 2008 (years ended January 31, 2006, 2007, 2008 and 2009), certain quarterly reports and any prior periods required for the Company to be current in its reporting obligations, together with any restated historical financial information, by October 31, 2009. The timing for the completion of the Company's financial statements is dependent in part on the Company's reasonable assurance that no further accounting issues that may impact the Company will be identified by its majority shareholder, Comverse Technology, Inc., during its preparation and audit of its financial statements.

About Ulticom, Inc.

Ulticom provides service essential signaling solutions for wireless, wireline, and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching, and messaging services. Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe, and Asia.

Note: This release contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that the results predicted in any such forward-looking statements will be achieved, and actual events or results could differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, Ulticom, and should not be considered as an indication of future events or results. Important factors that could cause actual results to differ materially include: the results of Ulticom's evaluation of revenue recognition based on the application of SOP 97-2 specifically relating to vendor specific objective evidence; the impact of, and ability to successfully complete, the restatement of Ulticom's financial statements required in connection with the completed Audit Committee investigations relating to historical option grant practices and other unrelated historical accounting practices affecting fiscal 1996 through 2003 and relating to the SOP 97-2 analysis; the impact of any SEC enforcement action that could be brought against Ulticom in light of the Wells Notice received from the SEC on March 20, 2008 relating to possible violations of the federal securities laws arising from the historical option grant practices and unrelated historical accounting practices that were the subject of the completed Audit Committee investigations; Ulticom's inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the delisting of Ulticom's shares from The NASDAQ Stock Market and the quotation of Ulticom's common stock in the "Pink Sheets," including any adverse effects related to the trading of the stock due to, among other things, the absence of market makers; risks of litigation and of governmental investigations or proceedings arising out of or related to Ulticom's stock option grants or other unrelated accounting practices, as well as any restatement of Ulticom's financial statements of Ulticom; risks associated with the development and acceptance of new products and product features; risks associated with Ulticom's dependence on a limited number of customers for a significant percentage of Ulticom's revenues; changes in the demand for Ulticom's products; changes in capital spending among Ulticom's current and prospective customers; aggressive competition that may force Ulticom to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of Ulticom's assets in cash equivalents and short-term investments; risks associated with Ulticom's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of Ulticom's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that Ulticom's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of Ulticom's products with those of equipment manufacturers and application developers and Ulticom's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with Ulticom's reliance on a limited number of independent manufacturers to manufacture boards for Ulticom's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on Ulticom's intellectual property rights and the inappropriate use by others of Ulticom's proprietary technology; risks associated with Ulticom's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of Ulticom to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which Ulticom operates; and other risks described in filings with the Securities and Exchange Commission. All such documents are available through the SEC's website at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required by the federal securities laws.